Prepayments and Other Current Assets - Schedule of Prepayments And Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Schedule Of Prepayments And Other Current Assets [Line Items]
Value-added taxes recoverable	$ 201	$ 564
Advances to suppliers	1,067	1,407
Amounts due from third-party payment platforms	3,814	3,165
Deposits	29	29
Prepaid expenses	1,405	3,617
Others	1,050	298
Prepayments and Other Current Assets	$ 7,566	$ 9,080